Exhibit 99.5

                                 TRUST AGREEMENT

      This TRUST AGREEMENT (together with all Schedules hereto, this "Trust Agreement"), dated as of May 20, 2003, by and among HARTFORD FIRE INSURANCE COMPANY, a company organized under the laws of the State of Connecticut (together with its successors by operation of law, including, without limitation, any liquidator, rehabilitator, receiver or conservator, and any permitted assigns, the "Beneficiary"), ENDURANCE REINSURANCE CORPORATION OF AMERICA, a company organized under the laws of the State of New York (together with its permitted successors and assigns, the "Grantor") and THE BANK OF NEW YORK, a banking corporation organized and existing under the laws of the State of New York (together with its successors and permitted assigns, the "Trustee") (the Grantor, the Beneficiary and the Trustee are hereinafter each sometimes referred to individually as a "Party" and collectively as the "Parties").

                                    RECITALS:

      WHEREAS, the Grantor and the Beneficiary have entered into a Quota Share Retrocession Agreement, dated as of May 15, 2003 (as amended from time to time, the "Retrocession Agreement"); and

      WHEREAS, the Beneficiary desires that the Grantor secure payments of all amounts at any time and from time to time owing by the Grantor to the Beneficiary under or in connection with the Retrocession Agreement; and

      WHEREAS, the Grantor desires to transfer to the Trustee for deposit into a trust account (the "Trust Account") assets in order to secure payments under or in connection with the Retrocession Agreement; and

      WHEREAS, the Trustee has agreed to act as trustee hereunder, and to hold such assets in the Trust Account for the sole use and benefit of the Beneficiary; and

      WHEREAS, this Trust Agreement is made for the sole use and benefit of the Beneficiary and for the purpose of setting forth the duties and powers of the Trustee with respect to the Trust Account.

      NOW, THEREFORE, for and in consideration of the premises and the promises and the mutual agreements hereinafter set forth, the Parties, intending to be legally bound, covenant and agree as follows:

SECTION 1. Deposit of Assets into the Trust Account.

      (a) The Grantor shall establish the Trust Account and the Trustee shall administer the Trust Account for the sole use and benefit of the Beneficiary. The Trust Account shall be subject to withdrawal by the Beneficiary solely as provided herein. All Assets at all times shall be maintained in the Trust Account, separate and distinct from all other assets, and shall be continuously kept in a safe place at the Trustee's office within the United States of America.

      (b) The Grantor shall transfer to the Trustee, for deposit into the Trust Account, the assets listed on Schedule 1.1 hereto, and may transfer to the Trustee, for deposit into the Trust Account, such other assets as it may from time to time desire to transfer or be required to transfer (all such assets actually received in the Trust Account are herein referred to individually as an "Asset" and collectively as the "Assets"). The Assets shall be valued according to their current fair market value and shall consist only of cash (United States legal tender) and Eligible Securities (as hereinafter defined).

      (c) The Grantor shall, prior to depositing any Assets into the Trust Account, and from time to time as required, execute all assignments and endorsements in blank, or transfer legal title to the Trustee of all shares, obligations or any other assets requiring assignment in order that the Beneficiary or the Trustee upon direction of the Beneficiary, may whenever necessary negotiate any such Assets without consent or signature from the Grantor or any Person. Any Assets received by the Trustee which are not in such proper negotiable form shall not be accepted by the Trustee and shall be returned to the Grantor as unacceptable. All Assets transferred by the Grantor to the Trustee for deposit into the Trust Account shall consist only of cash (United States legal tender) and Eligible Securities.

      (d) The Trustee shall have no responsibility to determine whether the Assets in the Trust Account are sufficient to secure the Obligations.

SECTION 2. Withdrawal of Assets from the Trust Account.

      (a) The Beneficiary shall have the sole right, at any time and from time to time, to withdraw from the Trust Account, subject only to 30 days prior written notice from the Beneficiary to the Trustee (the "Withdrawal Notice"), such Assets as are specified in such Withdrawal Notice. The Withdrawal Notice may designate a third party (the "Designee") to whom Assets specified therein shall be delivered. The Beneficiary need present no statement or document to the Trustee in addition to a Withdrawal Notice in order to withdraw any Assets from the Trust Account; nor is said right of withdrawal or any other provision of this Trust Agreement subject to any conditions or qualifications not contained in this Trust Agreement.

      (b) Upon receipt of a Withdrawal Notice, the Trustee shall immediately take any and all steps necessary to transfer absolutely and unequivocably all right, title and interest in the Assets specified in such Withdrawal Notice and shall deliver physical custody of such Assets to or for the account of the Beneficiary or such Designee as specified in such Withdrawal Notice.

      (c) Subject to Section 4 and 3(b) of this Trust Agreement, in the absence of a Withdrawal Notice the Trustee shall allow no substitution or withdrawal of any Asset from the Trust Account.

      (d) The Trustee shall have no responsibility whatsoever to determine that any Assets withdrawn from the Trust Account pursuant to this Section 2 will be used and applied in the manner contemplated by Section 3 of this Trust Agreement.


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

SECTION 3. Application of Assets.

      The Beneficiary hereby covenants to the Grantor that it shall use and apply any withdrawn Assets, without diminution because of the insolvency of the Beneficiary or the Grantor, for the following purposes only:

      (a) to pay or reimburse the Beneficiary for the Grantor's share under the Retrocession Agreement regarding any losses and allocated loss expenses paid by the Beneficiary but not recovered from the Grantor, or for unearned premiums due to the Beneficiary if not otherwise paid by the Grantor in accordance with the terms of the Retrocession Agreement;

      (b) to make payment on a monthly basis to the Grantor of any amounts held in the Trust Account that exceed 102% of the actual amount required to fund the Grantor's entire Obligations (as hereinafter defined); or

      (c) where the Beneficiary has received a notification of termination of the Trust Account and where the Grantor's entire Obligations remain unliquidated and undischarged 10 days prior to the Termination Date (as hereinafter defined), to withdraw amounts equal to the Obligations and deposit such amounts in a separate account, in the name of the Beneficiary, in any Qualified United States Financial Institution apart from its general assets, in trust for the uses and purposes specified in subparagraphs (a) and (b) of this Section 3 as may remain executory after such withdrawal and for any period after such Termination Date.

SECTION 4. Redemption, Investment and Substitution of Assets.

      (a) The Trustee shall surrender for payment all maturing Assets and all Assets called for redemption and deposit the principal amount of the proceeds of any such payment to the Trust Account.

      (b) The Grantor, subject to the prior written approval of the Beneficiary, may retain (and pay the service fees of) a professional asset manager (the "Asset Manager") to manage and make investment decisions with regard to the Assets held by the Trustee in the Trust Account. Subject to Section 1(c) of this Trust Agreement, the Grantor or the Asset Manager (if any) may direct the Trustee to invest such Assets in Eligible Securities and the Trustee, at the direction of the Grantor or the Asset Manager (if any) will cause the Assets held in the Trust Account to be invested in Eligible Securities. Unless and until directed in accordance with this Trust Agreement by the Grantor, the Trustee will not be required to take any action with respect to the investment or reinvestment of the Assets. The Trustee shall have no responsibility whatsoever to determine that any Assets in the Trust Account are or continue to be Eligible Securities.

      (c) From time to time, subject to the prior written approval of the Beneficiary, the Grantor or the Asset Manager (if any) may direct the Trustee to accept a substitution of Eligible Securities for other Eligible Securities held in the Trust Account at such time, provided that such substituted securities are at least equal in value to the market value of the Eligible Securities withdrawn. The Trustee shall have no responsibility whatsoever to determine that such substituted Eligible Securities are Eligible Securities or are at least equal in market value to the Eligible Securities withdrawn.


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

      (d) The Trustee will have no duty to notify the Grantor of any rights, duties, limitations, conditions or other information set forth in any security (including mandatory or optional put, call and similar provisions), but the Trustee will forward to the Grantor any notices or other documents received in regard to any such security.

      (e) The Grantor hereby authorizes the Trustee to disclose the Grantor's name, address and securities positions to issuers of securities held in the Trust Account if, and as to the extent that, the law may require such disclosure.

      (f) Any loss incurred from any investment pursuant to the terms of this
Section 4 shall be borne exclusively by the Trust Account. The Trustee shall not be liable for any loss due to changes in market rates or penalties for early redemption.

      (g) All investments and substitutions of securities referred to in section 4(b) and 4(c) above shall be in compliance with the relevant provisions of the New York Insurance Law, as set forth in the definition of "Eligible Securities" in Section 11 of this Agreement. Any instruction or order concerning such investments or substitutions of securities shall be referred to herein as an "Investment Order". The Trustee shall execute Investment Orders and settle securities transactions by itself or by means of an agent or broker. The Trustee shall not be responsible for any act or omission, or for the solvency, of any such agent or broker.

SECTION 5. Interest and Dividends.

      All payments of interest, dividends and other income in respect to Assets in the Trust Account shall be paid directly to and shall be the property of the Grantor, subject to deduction of the Trustee's compensation and expenses as provided in Section 8 of this Agreement.

SECTION 6. Right to Vote Assets.

      The Trustee shall forward all annual and interim stockholder reports and all proxies and proxy materials relating to the Assets in the Trust Account to the Grantor within a reasonable period of time following the Trustee's receipt thereof. The Grantor shall have the full and unqualified right to vote any Assets in the Trust Account.

SECTION 7. Additional Rights and Duties of the Trustee.

      (a) The Trustee shall be not be liable except for its own negligence, willful misconduct or lack of good faith arising out of or in connection with the performance of its obligations in accordance with the provisions of this Trust Agreement.

      (b) The Trustee shall notify the Grantor and the Beneficiary in writing within 10 days following each deposit into, or withdrawal from, the Trust Account and shall notify the Grantor promptly of the receipt by the Trustee of any Withdrawal Notice.

      (c) Before accepting any Asset for deposit into the Trust Account, the Trustee shall determine that such Asset is in such form that the Beneficiary whenever necessary may, or the Trustee upon direction by the Beneficiary may, negotiate such Asset without consent or signature


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

from the Grantor or any Person other than the Trustee in accordance with the terms of this Trust Agreement.

      (d) The Trustee may hold its interest in any Assets in the Trust Account in the centralized National Book-Entry System of the Federal Reserve or in depositories such as the Depository Trust Company. Assets may be held in the name of a nominee maintained by the Trustee or by any such depository.

      (e) The Trustee shall accept and open all mail directed to the Grantor or the Beneficiary in care of the Trustee.

      (f) The Trustee shall furnish to the Grantor and the Beneficiary a statement of all Assets in the Trust Account upon the inception of the Trust Account and at the end of each calendar month thereafter.

      (g) Upon the request of the Grantor or the Beneficiary, the Trustee shall promptly permit the Grantor or the Beneficiary, their respective agents, employees or independent auditors to examine, audit, excerpt, transcribe and copy, during the Trustee's normal business hours, any books, documents, papers and records relating to the Trust Account or the Assets.

      (h) The Trustee is authorized to follow and rely upon all instructions given by officers designated in writing by the Grantor and the Beneficiary, respectively, in accordance with the terms of this Trust Agreement and by attorneys-in-fact acting under written authority furnished to the Trustee by the Grantor or the Beneficiary, including, without limitation, instructions given by letter or facsimile transmission, if the Trustee believes such instructions to be genuine and to have been signed, sent or presented by the proper Party or Parties. The Trustee shall not incur any liability to anyone resulting from actions taken by the Trustee in reliance in good faith on such instructions. The Trustee shall not incur any liability in executing instructions (i) from an attorney-in-fact prior to receipt by it of notice of the revocation of the written authority of the attorney-in-fact or (ii) from any officer of the Grantor or the Beneficiary named in an incumbency certificate, which may be updated from time to time.

      (i) The duties and obligations of the Trustee shall only be such as are specifically set forth in this Trust Agreement, as it may from time to time be amended, and no implied duties or obligations shall be read into this Trust Agreement against the Trustee.

      (j) No provision of this Trust Agreement shall require the Trustee to take any action which, in the Trustee's reasonable judgment, would result in any violation of this Trust Agreement or any provision of law.

      (k) The Trustee may confer with counsel of its own choice in relation to matters arising under this Trust Agreement and shall have full and complete authorization from the other Parties hereunder for any action taken or suffered by it under this Trust Agreement or under any transaction contemplated hereby in good faith and in accordance with opinion of such counsel, other than with respect to withdrawals of Assets by the Beneficiary.

      (l) The Trustee shall establish the Trust Account (the "Trust Account") that shall be maintained in the name of the Trustee, as trustee under this Trust Agreement. Upon the receipt


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

by the Trustee of Trust Assets in the form of cash, the Trustee shall deposit such cash in the Trust Account, to be held for the benefit of the Beneficiary, until such time as such cash is invested in Eligible Securities.

      (m) The Trustee shall invest and reinvest moneys on deposit in the Trust Account at any time in Eligible Assets as directed in writing by the Grantor, and shall maintain such investments in the Trust Account pursuant to the terms of this Trust Agreement.

      (n) Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee, be liable under or in connection with this Agreement for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits, whether or not foreseeable, even if the Trustee has been advised of the possibility thereof and regardless of the form of action in which such damages are sought.

      (o) The Trustee shall not be responsible for the existence, genuineness or value of any of the Assets or for the validity, perfection, priority or enforceability of the liens in any of the Assets, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence, bad faith or willful misconduct on the part of the Trustee, for the validity of title to the Assets, for insuring the Assets or for the payment of taxes, charges, assessments or liens upon the Assets.

SECTION 8. The Trustee's Compensation, Expenses and Indemnification.

      (a) The Grantor and the Beneficiary each shall pay the Trustee, as compensation for its services under this Trust Agreement, fifty percent of the Trustee's fee, which shall be computed at rates as may be agreed to from time to time in writing between the Trustee, and the Grantor and the Beneficiary. The Grantor and the Beneficiary each shall pay or reimburse the Trustee for all of the Trustee's expenses and disbursements in connection with its duties under this Trust Agreement (including attorney's fees and expenses), except any such expense or disbursement as may arise from the Trustee's negligence, willful misconduct or lack of good faith and except that the Grantor alone shall indemnify the Trustee for any such expense or disbursement that arises from any demand, claim or assertion of a right by the Grantor to prevent a withdrawal by the Beneficiary. The Grantor hereby indemnifies the Trustee for, and holds it harmless against, any loss, liability, costs or expenses (including attorney's fees and expenses) incurred or made without negligence, willful misconduct or lack of good faith on the part of the Trustee, arising out of or in connection with the performance of its obligations in accordance with the provisions of this Trust Agreement, including any loss, liability, costs or expenses arising out of or in connection with the status of the Trustee and its nominee as the holder of record of the Assets. The Trustee shall be entitled to deduct its compensation and expenses from payments of dividends, interest and other income in respect of the Assets held in the Trust Account prior to distribution to the Grantor as provided in Section 5 of this Agreement. In no event shall the Trustee be liable for indirect, special or consequential damages. The Grantor hereby acknowledges that the foregoing indemnities shall survive the resignation of the Trustee or the termination of this Trust Agreement. The Grantor hereby acknowledges that the foregoing indemnities shall survive the resignation or discharge of the Trustee or the termination of this Agreement and hereby grants the Trustee a lien, right of set-off and security interest in such


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

distributable dividends, interest and other income for the payment of any claim for compensation, reimbursement or indemnity hereunder.

      (b) No Assets shall be withdrawn from the Trust Account or used in any manner for paying compensation to, or reimbursement or indemnification of, the Trustee.

SECTION 9. Acceptance, Resignation and Removal of the Trustee.

      (a) The Trustee hereby accepts the trust herein created and declared upon the terms herein expressed.

      (b) The Trustee may resign at any time upon delivery of a written notice of resignation to the Beneficiary and the Grantor, effective not less than ninety days after receipt by the Beneficiary and the Grantor of such notice.

      (c) The Grantor may remove the Trustee by delivery to the Trustee and the Beneficiary of a written notice of removal, effective not less than ninety days after receipt by the Trustee and the Beneficiary of such notice.

      (d) No such resignation or removal of the Trustee will be effective until a successor trustee has been duly appointed and approved by the Beneficiary and the Grantor and all Assets in the Trust Account have been duly transferred to the new trustee in accordance with paragraph (e) of this Section 9.

      (e) Upon receipt of the notice of removal or resignation as provided in paragraph (b) or (c) above, as applicable, the Grantor shall appoint a successor trustee. Any successor trustee must be a bank that is a member of the Federal Reserve System and a Qualified United States Financial Institution and must not be a parent, a Subsidiary or an Affiliate of the Grantor or the Beneficiary. Upon the acceptance of the appointment as trustee hereunder by a successor trustee and the transfer to such successor trustee of all Assets in the Trust Account, the resignation or removal of the Trustee shall become effective. Thereupon, such successor trustee shall succeed to and become vested with all the rights, powers, privileges and duties of the Trustee, and the Trustee shall be discharged from any future duties and obligations under this Trust Agreement, but the Trustee shall continue after its resignation to be entitled to the benefits of the indemnities provided herein for the Trustee.

SECTION 10. Termination of the Trust Account.

      The Trust Account and this Trust Agreement, except for the indemnities provided herein, shall be effective until terminated by sixty days' advance written notice sent to the Trustee by the Grantor, provided, however, that the Grantor may not, without the Beneficiary's prior written consent, terminate the Trust Account or this Trust Agreement. In the event of a proper termination of the Trust Accounts and this Trust Agreement, written notice of such termination (the "Termination Notice") shall be delivered by the Trustee to the Beneficiary at least thirty but not more than forty-five days prior to termination. The date of termination of the Trust Accounts and this Trust Agreement set forth in the Termination Notice shall be referred to herein as the "Termination Date." Upon the termination of the Trust Account, the Trustee shall, with the


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

Beneficiary's prior written consent, transfer to the Grantor all of the Assets of the Accounts not previously withdrawn by the Beneficiary.

SECTION 11. Definitions.

      Except as the context shall otherwise require, the following terms shall have the following meanings for all purposes of this Trust Agreement (the definitions to be applicable to both the singular and the plural forms of each term defined if both such forms of such term are used in this Trust Agreement):

            The term "Affiliate" shall have the meaning assigned to such term under Section 38a-1 of the State of Connecticut General Statutes (or any successor statute).

            The term "Business Day" shall mean shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the State of Connecticut or in the State of New York in the United States of America are authorized or required by law to be closed.

            The term "Ceding Commission" shall mean brokerage and ceding commissions associated with premiums included in unearned premium reserves.

            The term "Eligible Securities" shall mean and include certificates of deposit issued by a United States bank and payable in United States legal tender, and investments of the types specified in subsections (1),
      (2) (3), (8) and (10) of Section 1404(a) of the New York Insurance Law; provided, however, that no such investments shall have been issued by a Parent, a Subsidiary or an Affiliate of either the Grantor or the Beneficiary.

            The term "Obligations" shall mean (a) losses and allocated loss expenses paid by the Beneficiary, but not recovered from the Grantor, (b) reserves for losses reported and outstanding, (c) reserves for losses incurred but not reported and (d) reserves for allocated loss expenses and unearned premiums net of Ceding Commission and premiums receivable in each case arising under the Retrocession Agreement.

            The term "Person" shall mean any individual, corporation, partnership, limited liability company, association, joint stock company, business trust, unincorporated organization or other legal entity.

            The term "Qualified United States Financial Institution" shall have the meaning assigned to such term under Section 38a-87(b) of the State of Connecticut General Statutes (or any successor statute).

            The term "Subsidiary" shall mean shall have the meaning assigned to such term under Section 38a-1 of the State of Connecticut General Statutes (or any successor statute).

SECTION 12. Governing Law.

      This Trust Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.


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

SECTION 13. Assignment.

      This Trust Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Nothing in this Trust Agreement shall create or be deemed to create any third party beneficiary rights in any Person not a Party to this Trust Agreement. No assignment, delegation or other transfer of this Trust Agreement or of any rights or obligations hereunder may be made by any Party (in whole or in part) without the prior written consent of the other Parties; provided, however, that this Trust Agreement will inure to the benefit of and bind those who, by operation of law, become successors to the Parties, including, without limitation, any liquidator, rehabilitator, receiver or conservator and any successor merged or consolidated entity; and provided further that, in the case of the Trustee, the successor trustee is eligible to be a trustee under the terms hereof.

SECTION 14. Severability and Validity.

      The provisions set forth in this Trust Agreement are severable. If any term, provision, covenant or restriction of this Trust Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any jurisdiction or against its regulatory or public policy, the remainder of this Trust Agreement, and the application of such provision to other Persons or circumstances, shall not be affected thereby and shall remain valid and enforceable in such jurisdiction, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Upon a determination that any term, provision, covenant or restriction is invalid, void or unenforceable or against the regulatory or public policy of the governing jurisdiction, the Parties hereto shall negotiate in good faith to modify this Trust Agreement so as to effect the original intent of the Parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated by this Trust Agreement are fulfilled to the extent possible.

SECTION 15. Entire Agreement.

      This Trust Agreement including all Schedules attached hereto, constitutes the entire agreement and understanding of the Parties in respect of the subject matter contained herein and supercedes all prior agreements and understandings between the Parties with respect to such subject matters.

SECTION 16. Amendments.

      This Trust Agreement may be amended, supplemented or modified, and any provision hereof may be waived, only pursuant to a written instrument making specific reference to this Trust Agreement signed by each of the Parties. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.


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

SECTION 17. Notices.

      All notices, requests, claims, demands and other communications to be given under this Trust Agreement shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile transmission (which is confirmed) or sent by overnight courier (providing proof of delivery) or by registered or certified mail (postage prepaid, return receipt requested), to the other Party at the following address (or at such other address for a Party as shall be specified by like notice):

      If to the Beneficiary, to:

            Hartford Fire Insurance Company
            Hartford Plaza
            Hartford, Connecticut 06115-1900
            Attention: General Counsel
            Telephone: (860) 547-5000
            Facsimile: (860) 547-5714

            with copies to:

            The Hartford Financial Services Group, Inc.
            Hartford Plaza
            Hartford, Connecticut 06115-1900
            Attention: General Counsel
            Telephone: (860) 547-5000
            Facsimile: (860) 547-5714

            and

            LeBoeuf, Lamb, Greene & MacRae, L.L.P.
            125 West 55th Street
            New York, New York 10019-5389
            Attention: Robert S. Rachofsky
            Telephone: (212) 424-8088
            Facsimile: (212) 424-8500

      If to the Grantor, to:

            Endurance Reinsurance Corporation of America
            333 Westchester Avenue
            White Plains, NY 10604
            Attention: Emily Canelo, Esq.
                       General Counsel
            Telephone: (914) 466-8000
            Facsimile: (814) 997-0331

            with a copy to:


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

            Skadden, Arps, Slate, Meagher & Flom LLP
            Four Times Square
            New York, New York 10036
            Attention: Robert J. Sullivan, Esq.
            Telephone: (212) 735-3000
            Facsimile: (212) 735-2000

         If to the Trustee, to:

            The Bank of New York
            101 Barclay Street-Floor 8 West
            New York, NY 10286
            Attention: Insurance Trust and Escrow Unit
            Telephone: (212) 815-5282
            Facsimile: (212) 815-5875

or to such other address as the Person to whom notice is given may have previously furnished to the others in writing in the manner set forth above. All notices, directions, requests, demands, acknowledgments and other communications relating to the Beneficiary's approval of the Grantor's authorization to substitute Assets and to the termination of the Trust Account shall be in writing and may be made or given by facsimile transmission.

SECTION 18. Headings.

      The headings of the Sections have been inserted for convenience of reference only, and shall not be deemed to constitute a part of this Trust Agreement.

SECTION 19. Counterparts.

      This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties hereto.

SECTION 20. Trust Account Records.

      The Trustee will keep full and complete records of the administration of the Trust Account. The Grantor, the Beneficiary and the Insurance Department of the Beneficiary's domiciliary jurisdiction may examine such records at any time during the Trustee's business hours, upon reasonable request.

SECTION 21. Specific Performance.

      The Grantor and the Beneficiary recognize and agree that if for any reason any of the provisions of this Trust Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury (as between the Grantor and the Beneficiary, but not between either such party and the Trustee) would be caused for which


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

money damages would not be an adequate remedy. Accordingly, the Grantor and the Beneficiary agree that, in addition to any other available remedies, each of them shall be entitled to seek an injunction restraining any violation or threatened violation of any of the provisions of this Trust Agreement without the necessity of posting a bond or other form of security. In the event that any action should be brought in equity to enforce any of the provisions of this Trust Agreement, neither the Grantor nor the Beneficiary will allege, and each of them hereby waives the defense, that there is an adequate remedy at law.

SECTION 22. Interpretation.

      (a) When a reference is made in this Trust Agreement to an Article, Section or Schedule, such reference shall be to an Article or Section of, or a Schedule to, this Trust Agreement unless otherwise indicated. The Article and Section headings and table of contents contained in this Trust Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not affect in any way the meaning or interpretation of this Trust Agreement. Whenever the words "include," "includes" or "including" are used in this Trust Agreement, they shall be deemed to be followed by the words "without limitation." The phrase "made available" in this Trust Agreement shall mean that the information referred to has been made available if requested by the Party to whom such information is to be made available. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Trust Agreement shall refer to this Trust Agreement as a whole and not to any particular provision of this Trust Agreement. All terms defined in this Trust Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Trust Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes. References to a Person are also to its permitted successors and assigns.

      (b) The Parties have participated jointly in the negotiation and drafting of this Trust Agreement; consequently, in the event an ambiguity or question of intent or interpretation arises, this Trust Agreement shall be construed as if drafted jointly by the Parties thereto, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Trust Agreement.

SECTION 23. Jurisdiction.

      WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AGREEMENT.

      CONSENT TO JURISDICTION AND VENUE. IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER, EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN NEW YORK CITY, NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK AS APPLICABLE, AND AGREES NOT TO RAISE ANY OBJECTION TO SUCH JURISDICTION OR TO THE LAYING OR MAINTAINING OF THE VENUE OF ANY SUCH PROCEEDING IN SUCH COUNTY OR DISTRICT AS APPLICABLE.

SECTION 24. Further Assurances.

      The Parties shall take all reasonably appropriate action and execute any additional documents, instruments or conveyances of any kind which may be reasonably necessary to carry out any of the provisions of this Trust Agreement.


                                       13
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      IN WITNESS WHEREOF, the parties hereto have executed this Trust Agreement as of the date and year first above written.

                                        HARTFORD FIRE INSURANCE COMPANY,
                                        as Beneficiary

                                        By: /s/ Raymond J. Sprague
                                            ------------------------------------
                                            Name:  Raymond J. Sprague
                                            Title: Executive Vice President


                                        ENDURANCE REINSURANCE CORPORATION
                                        OF AMERICA, as Grantor

                                        By: /s/ Steven W. Carlsen
                                            ------------------------------------
                                            Name:  Steven W. Carlsen
                                            Title: President


                                        THE BANK OF NEW YORK, as Trustee

                                        By: /s/ Cynthia W. Brown
                                            ------------------------------------
                                            Name:  Cynthia W. Brown
                                            Title: Assistant Vice President